Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of September 6, 2025, between Forward Industries, Inc., a New York corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(a)(2) of the Securities Act (as defined below), and/or Rule 506 of Regulation D promulgated thereunder, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

Article I
DEFINITIONS

Section 1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings set forth in this Section 1.1:

“Acquiring Person” shall have the meaning ascribed to such term in Section 4.6.

“Action” shall have the meaning ascribed to such term in Section 3.1(j).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Asset Manager” means Galaxy (as defined below), or any of its affiliates that execute the Asset Management Agreement with the Company.

“Asset Management Agreement” means the Asset Management Agreement between the Company and the Asset Manager, to be executed on or prior to the Closing Date.

“BHCA” shall have the meaning ascribed to such term in Section 3.1(ll).

“Beneficial Ownership Threshold” shall have the meaning ascribed to such term in Section 2.3(b)(x).

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee”  or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York generally are open for use by customers on such day.

“Cash Assets” shall have the meaning ascribed to such term in Section 4.20.

“Closing” means the closing of the purchase and sale of the Securities pursuant to Section 2.1.

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“Closing Date” means the Trading Day on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchasers’ obligations to pay the Subscription Amount and (ii) the Company’s obligations to deliver the Securities, in each case, have been satisfied or waived.

“Code” shall have the meaning ascribed to such term in Section 3.1(kk).

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, $0.01 par value per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Company Counsel” means Nason, Yeager, Gerson, Harris & Fumero, P.A.

“Custodial Account” shall have the meaning ascribed to such term in Section 2.2(a)(iv).

“Disclosure Time” means, (i) if this Agreement is signed on a day that is not a Trading Day or after 9:00 a.m. (New York City time) and before midnight (New York City time) on any Trading Day, 9:01 a.m. (New York City time) on the Trading Day immediately following the date hereof, and (ii) if this Agreement is signed between midnight (New York City time) and 9:00 a.m. (New York City time) on any Trading Day, no later than 9:01 a.m. (New York City time) on the date hereof.

“Disqualification Event” shall have the meaning ascribed to such term in Section 3.1(nn).

“Effective Date” means the earliest of the date that (a) one or more Registration Statements have been declared effective by the Commission registering all of the Lead Investor Shares, Shares, Lead Investor Warrant Shares and Pre-Funded Warrant Shares for resale, (b) all of the Lead Investor Shares, Shares, Lead Investor Warrant Shares and Pre-Funded Warrant Shares have been sold pursuant to Rule 144 or may be sold pursuant to Rule 144 without volume or manner-of-sale restrictions and without the requirement for the Company to be in compliance with the current public information requirements of Rule 144 or (c) following the one year anniversary of the Closing Date.

“Enforceability Exceptions” shall have the meaning ascribed to such term in Section 3.1(c).

“Entity Minimum Subscription Amount” shall have the meaning ascribed to such term in Section 3.2(e)(iii)(A).

“Environmental Laws” shall have the meaning ascribed to such term in Section 3.1(m).

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“Evaluation Date” shall have the meaning ascribed to such term in Section 3.1(s).

“ERISA” shall have the meaning ascribed to such term in Section 3.1(tt).

“ERISA Affiliate” shall have the meaning ascribed to such term in Section 3.1(tt).

“Escrow Agent” means Anchorage Digital Bank N.A., a national trust bank.

“Escrow Agreement” means the account control agreement entered into on or about the date hereof, by and among the Company, the Escrow Agent and Galaxy, pursuant to which the Purchasers shall deposit Subscription Amounts with the Escrow Agent to be applied to the transactions contemplated hereunder.

“EUWA” means the European Union (Withdrawal) Act 2018.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exempt Issuance” means the issuance of (a) shares of Common Stock, options, restricted stock units or other equity awards to employees, consultants, officers or directors of the Company pursuant to any stock or option plan or arrangement duly adopted for such purpose, by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose as an inducement for employment or for services rendered to the Company, (b) Lead Investor Shares (as defined below), (c) Lead Investor Warrants (as defined below), (d) Common Stock to be issued to the Placement Agents on or about the date hereof (the “Placement Agent Shares”), (e) shares of Common Stock upon the exercise or exchange of or conversion of any Securities issued hereunder and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities (other than in connection with stock splits or combinations) or to extend the term of such securities, or (f) shares of Common Stock pursuant to any New Sales Agreement.

“Existing Shareholder” means C/M Capital Master Fund, LP and WVP-Emerging Manager Onshore Fund, LLC.

“Existing Shareholder Agreement” means the agreement between the Company and the Existing Shareholder, to be executed on or prior to the Closing Date, in connection with the Existing Shareholder’s conversion of all of the outstanding Series B preferred stock of the Company into Common Stock of the Company and the waiver of any rights held by the Existing Shareholder thereunder in exchange for an agreement by the Company to sell to the Existing Shareholder approximately $33,000,000 of Common Stock at the Per Share Purchase Price and to grant certain registration rights with respect to the shares of Common Stock held by the Existing Shareholder following such conversion.

“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended.

“Federal Reserve” shall have the meaning ascribed to such term in Section 3.1(mm).

“Financial Promotion Order” means the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005, as amended.

“FSMA” means the Financial Services and Markets Act 2000, as amended.

“GAAP” shall have the meaning ascribed to such term in Section 3.1(h).

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“Galaxy” means Galaxy Digital LP.

“GDPR” shall have the meaning ascribed to such term in Section 3.1(uu).

“Hazardous Materials” shall have the meaning ascribed to such term in Section 3.1(m).

“IT Systems and Data” shall have the meaning ascribed to such term in Section 3.1(rr).

“Indebtedness” shall have the meaning ascribed to such term in Section 3.1(bb).

“Individual Minimum Subscription Amount” shall have the meaning ascribed to such term in Section 3.2(e)(ii).

“Insurance Distribution Directive” means Directive (EU) 2016/97, as amended.

“Intellectual Property Rights” shall have the meaning ascribed to such term in Section 3.1(p).

“Issuer Covered Person” shall have the meaning ascribed to such term in Section 3.1(nn).

“Jump Crypto” means J Digital 6 Cayman Ltd.

“Legend Removal Request Date” shall have the meaning ascribed to such term in Section 4.1(c).

“Lead Investor Agreement” means, collectively, one or more strategic and lead investor agreement or lead investor agreement, each dated on or about the date hereof, by and between the Company and any Lead Investor (as defined below) (as such agreements may be amended, supplemented or otherwise modified by the parties thereto from time to time).

“Lead Investor Agreements” means collectively, the Asset Management Agreement and the Lead Investor Agreement.

“Lead Investor Shares” means the Common Stock of the Company issued to the Lead Investors pursuant to the Lead Investor Agreement, but excluding the Lead Investor Warrant Shares.

“Lead Investor Warrants” means the Common Stock purchase warrants to be issued to the Lead Investors pursuant to the Lead Investor Agreement.

“Lead Investor Warrant Shares” means the Common Stock issuable upon exercise of the Lead Investor Warrants.

“Lead Investors” means Galaxy, Jump Crypto and Multicoin, collectively (each, a “Lead Investor”).

“Liens” means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Lock-Up Agreements” means the written agreements, each in the form of Exhibit B attached hereto, between the Company and either the Purchasers, Lead Investors or officers and directors of the Company.

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“Material Adverse Effect” means (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document or the Lead Investor Agreements, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document or the Lead Investor Agreements (any of (i), (ii) or (iii), a “Material Adverse Effect”).

“Material Permits” shall have the meaning ascribed to such term in Section 3.1(n).

“MiFID II” means Directive 2014/65/EU, as amended.

“Minimum Subscription Amount” shall have the meaning ascribed to such term in Section 3.2(e)(iii)(B).

“Money Laundering Laws” shall have the meaning ascribed to such term in Section 3.1(mm).

“Multicoin” means Multicoin Capital Master Fund, LP and/or its affiliates.

“New Sales Agreement” shall have the meaning ascribed to such term in Section 4.16(a).

“Non-Cash Amount” shall have the meaning ascribed to such term in Section 2.1(b).

“OFAC” shall have the meaning ascribed to such term in Section 3.1(jj).

“PCAOB” shall have the meaning ascribed to such term in Section 3.1(ee).

“Per Share Purchase Price” equals $18.50, subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement and prior to the Closing Date, provided that the portion of the exercise price of each Pre-Funded Warrant that will be prefunded at the Closing and included in the Subscription Amount shall be the Per Share Purchase Price minus $0.00001.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Personal Data” shall have the meaning ascribed to such term in Section 3.1(uu).

“Placement Agents” means Cantor Fitzgerald & Co. and Galaxy Digital Partners LLC.

“Policies” shall have the meaning ascribed to such term in Section 3.1(uu).

“Pre-Funded Warrants” means collectively, the Pre-Funded Common Stock Purchase Warrants, each to purchase one share of Common Stock at a per share exercise price equal to the Per Share Purchase Price, with all but $0.00001 of such exercise price, per share issuable to each Purchaser pursuant to this Agreement, prefunded at the Closing, each in the form of Exhibit C.

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“Pre-Funded Warrant Shares” means the shares of Common Stock issuable upon exercise of the Pre-Funded Warrants.

“Privacy Laws” shall have the meaning ascribed to such term in Section 3.1(uu).

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus Regulation” means Regulation (EU) 2017/1129, as amended.

“Purchaser Digital Wallet” shall have the meaning ascribed to such term in Section 3.2(k).

“Purchaser Party” shall have the meaning ascribed to such term in Section 4.9.

“Registration Rights Agreement” means the Registration Rights Agreement, dated on or about the date hereof, among the Company and the Purchasers and other parties thereto, in the form of Exhibit A attached hereto.

“Registration Statement” means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale (i) by the Purchasers of the Shares, the Pre-Funded Warrants and the Pre-Funded Warrant Shares and (ii) by the Lead Investors of the Lead Investor Shares, the Lead Investor Warrants and the Lead Investor Warrant Shares.

“Required Filings” shall have the meaning ascribed to such term in Section 3.1(e).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Rule 506(d) Related Party” shall have the meaning ascribed to such term in Section 3.2(n).

“SEC Reports” shall have the meaning ascribed to such term in Section 3.1(h).

“Securities” means the Shares, the Pre-Funded Warrants, Pre-Funded Warrant Shares, the Lead Investor Shares, the Lead Investor Warrants and the Lead Investor Warrant Shares.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Services Agreement” means the Services Agreement between the Company and Galaxy, to be executed on or prior to the Closing Date.

“Shares” means the shares of Common Stock to be issued to each Purchaser pursuant to this Agreement, but excluding the Pre-Funded Warrant Shares.

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“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include locating and/or borrowing shares of Common Stock).

“SOL” means the currency of the Solana blockchain.

“SPV Minimum Subscription Amount” shall have the meaning ascribed to such term in Section 3.2(e)(iii)(B).

“Subscription Amount” means, as to each Purchaser, the aggregate amount to be paid for the Shares and Pre-Funded Warrants (if applicable), and, solely for the Lead Investors, the Lead Investor Shares, Lead Investor Warrants and Lead Investor Warrant Shares, purchased hereunder (and, solely for the Lead Investors, pursuant to the Lead Investor Agreement) as specified below such Purchaser’s name on the signature page of this Agreement and next to the heading “Subscription Amount,” in immediately available funds, USDT (as defined below) or USDC (as defined below) (excluding for the avoidance of doubt, if applicable, $0.00001 of such Purchaser’s aggregate exercise price of the Pre-Funded Warrants, which amounts shall be paid as and when such Pre-Funded Warrants are exercised for cash) or a combination thereof; it being understood and agreed that each Purchaser’s Subscription Amount shall be equal to or greater than Minimum Subscription Amount (unless such Purchaser is an employee of Galaxy, in which case, the Minimum Subscription Amount shall not apply to such Galaxy employee) and the Company shall have no obligation to sell any Shares or Pre-Funded Warrants to any Purchaser offering to purchase less than the Minimum Subscription Amount.

“Subsidiary” means any subsidiary of the Company as set forth in the Company’s SEC Reports and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, or the New York Stock Exchange (or any successors to any of the foregoing).

“Transaction Documents” means this Agreement, the Pre-Funded Warrants, the Lock-Up Agreements, the Escrow Agreement, the Registration Rights Agreement and all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Transfer Agent” means Equity Stock Transfer LLC, the current transfer agent of the Company, with a mailing address of 237 W. 37th Street, Suite 602, email address of info@equitystock.com, and any successor transfer agent of the Company.

“Treasury Reserve Policy” shall have the meaning ascribed to such term in Section 4.20.

“UK Prospectus Regulation” means Regulation (EU) 2017/1129 as it forms part of domestic law in the United Kingdom by virtue of the EUWA.

“USDC” means USD Coin, the stablecoin pegged to the value of the U.S. dollar.

“USDT” means Tether, the stablecoin pegged to the value of the U.S. dollar.

“Variable Rate Transaction” shall have the meaning ascribed to such term in Section 4.16(b).

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Article II
PURCHASE AND SALE

Section 2.1 Closing.

(a) On the Closing Date, upon the terms and subject to the conditions set forth herein, the Company agrees to sell, and the Purchasers, severally and not jointly, agree to purchase, an aggregate of $1,650,000,000 of Shares and/or Pre-Funded Warrants, at a price per share equal to the Per Share Purchase Price, it being understood and agreed that each Purchaser’s Subscription Amount shall be equal to or greater than Minimum Subscription Amount (unless such Purchaser is an employee of Galaxy, in which case, the Minimum Subscription Amount shall not apply to such Galaxy employee) and the Company shall have no obligation to sell any Shares and/or Pre-Funded Warrants to any Purchaser offering to purchase less than the applicable Minimum Subscription Amount.

(b) Each Purchaser shall deliver (i) to the Escrow Agent as instructed by the Company, via wire transfer, immediately available funds in cash and/or (ii) to the Custodial Account as instructed by the Company, via transfer, funds in USDT and/or USDC, in each case, equal to such Purchaser’s Subscription Amount as set forth on the signature page hereto executed by such Purchaser. The Subscription Amount shall, at the Purchaser’s sole election, be paid in either cash, USDT or USDC (or a combination thereof), in such amounts as set forth on the signature page hereto executed by such Purchaser. If Purchaser elects to pay all or a portion of the Subscription Amount in USDT or USDC then the value of USDT or USDC, as applicable, shall be treated as functionally equivalent to U.S. dollars, with a fixed exchange rate of 1.00 USDT to $1.00 and 1.00 USDC to $1.00. In respect of each Purchaser, the portion of the Subscription Amount to be paid in either USDT or USDC shall be referred to as the “Non-Cash Amount.” At the Closing, following the delivery of the Subscription Amounts to the Company, the Company shall deliver to each Purchaser its respective Shares (and/or Pre-Funded Warrants) as determined pursuant to Section 2.2(a), and the Company and each Purchaser shall deliver the other items set forth in Section 2.2 deliverable at the Closing. Upon satisfaction of the covenants and conditions set forth in Sections 2.2 and 2.3, the Closing shall occur remotely by the electronic exchange of documents and signatures. In the event that the Closing does not occur within ten (10) Business Days after the date hereof, upon the request of one or more Purchasers, the Company shall promptly (but not later than two (2) Business Days thereafter) return, as applicable, the previously (x) wired amount to such respective Purchaser by wire transfer of United States dollars in immediately available funds to the account specified by such Purchaser or (y) transferred Subscription Amount to the account or digital wallet specified by such Purchaser, and, in each case, any book entries for the Shares or Pre-Funded Warrants contemplated to be issued to such Purchaser shall be deemed cancelled.

Section 2.2 Deliveries.

(a) On or prior to the Closing Date, the Company shall deliver or cause to be delivered to each Purchaser the following:

(i) this Agreement duly executed by the Company;

(ii) a legal opinion of Company Counsel, dated as of the Closing Date, in form and substance reasonably acceptable to the Placement Agents and the Purchasers;

(iii) a copy of the irrevocable instructions to the Transfer Agent instructing the Transfer Agent to deliver, on an expedited basis, in DRS or book entry form, which will evidence the issuance of a number of Shares equal to such Purchaser’s Subscription Amount divided by the Per Share Purchase Price, registered in the name of such Purchaser, such transfer agent instructions to have been previously reviewed by the Transfer Agent prior to delivery hereunder;

(iv) as applicable (x) if the Subscription Amount is to be paid in cash, the Company’s wire instructions on Company letterhead and executed by the Company’s Chief Executive Officer or Chief Financial Officer or (y) if the Subscription Amount is to be paid in USDT and/or USDC, a wallet address in the name of the Company (the “Custodial Account”), in each case, at least two (2) Business Days prior to the Closing Date;

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(v) if applicable, for each Purchaser of Pre-Funded Warrants pursuant to Section 2.1, a Pre-Funded Warrant registered in the name of such Purchaser to purchase up to a number of shares of Common Stock equal to the portion of such Purchaser’s Subscription Amount applicable to Pre-Funded Warrants divided by the Per Share Purchase Price (minus $0.00001), with an exercise price prefunded at the Closing and included in such Subscription Amount (other than $0.00001 per share of Common Stock, subject to adjustment therein);

(vi) a copy of the Lock-Up Agreements; and

(vii) the Registration Rights Agreement and Lead Investor Agreements, each duly executed by the Company.

(b) On or prior to the Closing Date, each Purchaser shall deliver or cause to be delivered to the Company, the following:

(i) this Agreement duly executed by such Purchaser;

(ii) (x) if the Subscription Amount is to be paid in cash, to the Escrow Agent, such Purchaser’s Subscription Amount by wire transfer to the account specified in writing by the Company and/or (y) if the Subscription Amount is to be paid in USDT or USDC, such Purchaser’s Subscription Amount by transfer of the Non-Cash Amount to the Custodial Account; and

(iii) the Registration Rights Agreement duly executed by such Purchaser.

Section 2.3 Closing Conditions.

(a) The obligations of the Company hereunder in connection with the Closing are subject to the satisfaction or waiver in writing of the following conditions:

(i) the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) when made and on the Closing Date of the representations and warranties of the Purchasers contained herein (unless such representation or warranty is expressly made as of a specific date therein in which case they shall be accurate in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) as of such date);

(ii) all obligations, covenants and agreements of each Purchaser required to be performed at or prior to the Closing Date shall have been performed; and

(iii) the delivery by each Purchaser of the items set forth in Section 2.2(b) of this Agreement.

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(b) The respective obligations of each Purchaser hereunder in connection with the Closing are subject to the satisfaction or waiver in writing of the following conditions (it being understood and agreed that, notwithstanding anything in this Agreement to the contrary, no condition set forth below may be waived without the consent of each Lead Investor, in each of their sole discretions):

(i) the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality, in all respects) when made and on the Closing Date of the representations and warranties of the Company contained herein (unless such representation or warrants is expressly made as of a specific date therein in which case they shall be accurate in all material respects (or, to the extent representations or warranties are qualified by materiality, in all respects) as of such date);

(ii) all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed or complied with in all material respects;

(iii) the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement;

(iv) the receipt by the Company of all requested consents or waivers from its existing stockholders, including the Existing Shareholder Agreement between the Company and the Existing Shareholder;

(v) there shall have been no Material Adverse Effect with respect to the Company since the date hereof;

(vi) the Asset Management Agreement, Services Agreement and the Lead Investor Agreement shall have been duly executed by the Company, the Asset Manager and the other Lead Investors, respectively, and shall continue to be effective as of the Closing Date;

(vii) the delivery from the Company to the Lead Investors of any applicable onboarding materials typically provided to new directors, including evidence to the reasonable satisfaction of the Lead Investors of director and officer insurance for the new directors to be nominated to the Board of Directors;

(viii) evidence of insurance coverage to the reasonable satisfaction of the Lead Investors based on advice of counsel in light of the operations of the Company;

(ix) each of the Lock-Up Agreements shall remain in full force and effect;

(x) the number of Shares for which such Purchaser is subscribing to purchase pursuant to this Agreement will not, when aggregated with all other Shares owned by such Purchaser (and its Affiliates or any “group” of which such Purchaser or any of its Affiliates is a member), result in such Purchaser’s beneficial ownership (as calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder) to exceed 4.99% (or, with respect to each Purchaser, at the election of such Purchaser at Closing, 9.99%) of the issued and outstanding shares of Common Stock (the “Beneficial Ownership Threshold”); provided, however, that in the event that the Beneficial Ownership Threshold with respect to a Purchaser would be exceeded, the Purchaser shall (1) reduce its subscription such that the number of Shares subscribed for pursuant to this Agreement shall be equal to the number of Shares which would result in the Purchaser’s beneficial ownership equaling the applicable Beneficial Ownership Threshold after giving effect to the Closing or (2) elect to receive any or all of its subscription in the form of Pre-Funded Warrants including a Section 16 blocker in a form reasonably acceptable to such Purchaser and the Company. To the extent that the Purchaser seeks a reduction in (or adjustment to the form of) its subscription due to Shares owned by it or its Affiliates, such Purchaser shall so notify the Company at least one Business Day before the Closing and state the number of Shares expected to be so owned as of the Closing. The Company shall promptly provide to such Purchaser any information regarding the Company's stock ownership (actual and expected following the Closing) reasonably necessary to carry out the purposes of this Section. A determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder;

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(xi) from the date hereof to and including the Closing Date, trading in the Common Stock shall not have been suspended by the Commission or the Company’s principal Trading Market and, at any time prior to and including the Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities. Notwithstanding the foregoing, this Subsection (vii) shall not be construed to include suspension of trading of the Common Stock in the Company’s principal Trading Market on the date hereof for the purpose of disclosure of this Agreement and the Transaction Documents, nor shall there have occurred any material outbreak or significant escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, makes it impracticable or inadvisable to purchase the Shares and/or the Pre-Funded Warrants at the Closing;

(xii) the Company shall have filed with The Nasdaq Stock Market LLC a Notification Form: Listing of Additional Shares with respect to the Lead Investor Shares, the Shares, the Lead Investor Warrant Shares and the Pre-Funded Warrant Shares; and

(xiii) a duly executed certificate of the Company’s Chief Executive Officer or Chief Financial Officer, dated as of the Closing Date, certifying as to the fulfillment of the conditions specified in Section 2.3(b)(i), Section 2.3(b)(ii), Section 2.3(b)(v) and Section 2.3(b)(xi).

Article III
REPRESENTATIONS AND WARRANTIES

Section 3.1 Representations and Warranties of the Company. The Company hereby represents and warrants as of the date hereof and as of the Closing Date to each Purchaser as follows:

(a) Subsidiaries. All of the direct and indirect subsidiaries of the Company. The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities. If the Company has no subsidiaries, all other references to the Subsidiaries or any of them in the Transaction Documents shall be disregarded.

(b) Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation of or default under any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents, except for any such violations or defaults that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary. No Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification, except as would not reasonably be expected to have a Material Adverse Effect.

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(c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and the Lead Investor Agreements and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents and the Lead Investor Agreements by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection herewith or therewith other than in connection with the Required Filings. This Agreement, the Lead Investor Agreements and each other Transaction Document to which the Company is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law ((i) through (iii) are collectively, the “Enforceability Exceptions”).

(d) No Conflicts. The execution, delivery and performance by the Company of this Agreement, the Lead Investor Agreements and the other Transaction Documents to which it is a party, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby do not and will not: (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, anti-dilution or similar adjustments (whether automatic or upon making of an election or otherwise), acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to making the Required Filings, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected.

(e) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or regulatory authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) the filings required pursuant to Section 4.6 of this Agreement, (ii) the filings required to be made with the Commission pursuant to the Registration Rights Agreement, (iii) the notice and/or application(s), if any, to each applicable Trading Market for the issuance and sale of the Securities and the listing of the Lead Investor Shares, Shares, Lead Investor Warrant Shares and Pre-Funded Warrant Shares for trading thereon in the time and manner required thereby, (iv) the filing of Form D with the Commission and (v) such filings as are required to be made under applicable state securities laws (collectively, the “Required Filings”).

(f) Issuance of the Securities. The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Lead Investor Warrant Shares and Pre-Funded Warrant Shares, when issued in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Agreement, the Lead Investor Warrants and the Pre-Funded Warrants (as the case may be).

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(g) Capitalization. The authorized shares of capital stock of the Company as of the date hereof is as set forth in its SEC Reports, which include the number of shares of Common Stock owned beneficially, and of record, by Affiliates of the Company as of the date of its most recently filed periodic report under the Exchange Act. The Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than pursuant to the exercise of employee stock options under the Company’s stock option plans, the issuance of shares of Common Stock to employees pursuant to the Company’s equity incentive plans and pursuant to the conversion and/or exercise of Common Stock Equivalents outstanding as of the date of the most recently filed periodic report under the Exchange Act. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. The Shares will not be subject to any preemptive rights of any holders of any security of the Company or similar contractual right granted by the Company. Except as a result of the purchase and sale of the Securities, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock or the capital stock of any Subsidiary, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents or capital stock of any Subsidiary. The issuance and sale of the Securities will not obligate the Company or any Subsidiary to issue shares of Common Stock or other securities to any Person (other than the Purchasers). There are no outstanding securities or instruments of the Company or any Subsidiary with any provision that adjusts the exercise, conversion, exchange or reset price of such security or instrument upon an issuance of securities by the Company or any Subsidiary. There are no outstanding securities or instruments of the Company or any Subsidiary that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to redeem a security of the Company or such Subsidiary. The Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable, and have been issued in compliance with all applicable federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Securities. There are no stockholder agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

(h) SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the one year preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. There are no material outstanding or unresolved comments in comment letters from the staff of the Division of Corporation Finance of the Commission with respect to any of the SEC Reports as of the date hereof. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the SEC Reports fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto. No other financial statements or supporting schedules are required to be included in the SEC Reports. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

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(i) Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest audited financial statements included within the SEC Reports: (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock incentive plans. The Company does not have pending before the Commission any request for confidential treatment of information. Except as disclosed in the press release and Form 8-K contemplated pursuant to Section 4.5 below, to the Company’s knowledge, no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its Subsidiaries or their respective businesses, prospects, properties, operations, assets or financial condition that would be required to be disclosed by the Company under applicable securities laws that will not be publicly disclosed.

(j) Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) that (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(k) Labor Relations. No labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company. None of the Company’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company or such Subsidiary, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good. To the knowledge of the Company, no executive officer of the Company or any Subsidiary is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all applicable U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

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(l) Compliance. Neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters.

(m) Environmental Laws. The Company and its Subsidiaries (i) are in compliance with all federal, state, local and foreign laws relating to pollution or protection of human health or the environment (including ambient air, surface water, groundwater, land surface or subsurface strata), including laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands, or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations, issued, entered, promulgated or approved thereunder (“Environmental Laws”), except where such noncompliance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; (ii) have received all permits licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses except where the failure to receive any such permits, licenses or approvals would not, individually or in the aggregate; reasonably be expected to have a Material Adverse Effect; and (iii) are in compliance with all terms and conditions of any such permit, license or approval except where the failure to so comply would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(n) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations approvals, consents, registrations, licenses, qualifications, certifications, and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports (“Material Permits”), except where the failure to possess any such Material Permit would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit. The Company is and has been in compliance with any term of any such Material Permits, except where the failure to so comply would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(o) Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to, or have valid and marketable rights to lease or otherwise use, all real property and good and marketable title in all personal property that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for (i) Liens that do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and (ii) Liens for the payment of federal, state or other taxes, for which appropriate reserves have been made therefor in accordance with GAAP and the payment of which is neither delinquent nor subject to penalties. Neither the Company nor any of its Subsidiaries has received any written notice of any claim of any sort that has been asserted by anyone adverse to the rights of the Company or its Subsidiaries under any of the leases or subleases or licenses or with respect to the properties mentioned above, or affecting or questioning the rights of the Company or any Subsidiary to the continued possession or use of the leased or subleased or licensed premises or the properties mentioned above.

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(p) Intellectual Property. To the knowledge of the Company, the Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or required for use in connection with their respective businesses as described in the SEC Reports (collectively, the “Intellectual Property Rights”). None of the Company nor any Subsidiary has received a notice (written or otherwise) that (i) any of, the Intellectual Property Rights has expired, terminated or been abandoned, or (ii) is expected to expire or terminate or be abandoned, within two (2) years from the date of this Agreement. Neither the Company nor any Subsidiary has received, since the date of the latest audited financial statements included within the SEC Reports, a written notice of a claim or otherwise has any knowledge that the Intellectual Property Rights violate or infringe upon the rights of any Person. To the knowledge of the Company, all material Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the material Intellectual Property Rights. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties.

(q) Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage of $10.0 million. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(r) Transactions with Affiliates and Employees. Except as set forth in the SEC Reports, none of the officers, directors or beneficial holders of 5% or more of any class of capital stock of the Company, or any officers or directors of any Subsidiary and, to the knowledge of the Company, none of the employees of the Company or any Subsidiary is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of $120,000 other than for: (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock incentive plan of the Company.

(s) Sarbanes-Oxley; Internal Accounting Controls. The Company and the Subsidiaries are in compliance in all material respects with any and all applicable requirements of the Sarbanes-Oxley Act of 2002, as amended, that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof and as of the Closing Date. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company and the Subsidiaries have established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and the Subsidiaries and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the disclosure controls and procedures of the Company and the Subsidiaries as of the end of the period covered by the most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”), and the disclosure controls and procedures are effective in all material respects to perform the functions for which they were established. The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no material weaknesses in the Company’s internal control over financial reporting (whether or not remediated) and no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting. Since the Evaluation Date, there have been no changes in the internal control over financial reporting (as such term is defined in the Exchange Act) of the Company and its Subsidiaries that have materially affected, or is reasonably likely to materially affect, the internal control over financial reporting of the Company or its Subsidiaries.

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(t) Certain Fees. Except for fees payable by the Company to the Placement Agents, no brokerage or finder’s fees or commissions are or will be payable by the Company or any Subsidiary to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

(u) Private Placement. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers as contemplated hereby. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Trading Market.

(v) Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended. This representation assumes that SOL is not deemed a security.

(w) Registration Rights. Other than each of the Purchasers with respect to the Securities and as contemplated by the Existing Shareholder Agreement (with respect to the shares of Common Stock held by the Existing Shareholder) and the Placement Agents (with respect to the Placement Agent Shares), no Person has any right to cause the Company or any Subsidiary to effect a registration under the Securities Act of any securities of the Company or any Subsidiary.

(x) Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to terminate, or which to its knowledge is likely to have the effect of terminating, the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in material compliance with all such listing and maintenance requirements. The Common Stock is currently eligible for electronic transfer through the Depository Trust Company or another established clearing corporation and the Company is current in payment of the fees to the Depository Trust Company (or such other established clearing corporation) in connection with such electronic transfer.

(y) Application of Takeover Protections. The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s certificate of incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Securities and the Purchasers’ ownership of the Securities.

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(z) Disclosure. Except as will be publicly disclosed in a press release or Form 8-K pursuant to Section 4.5 below, the Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that constitutes or would reasonably be expected to constitute material, non-public information. The Company understands and confirms that the Purchasers will rely on the foregoing representation in effecting transactions in securities of the Company. All of the disclosure furnished by or on behalf of the Company to the Purchasers in this Agreement (including the schedules hereto) regarding the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby and by the Lead Investor Agreements is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The press releases disseminated by the Company during the twelve months preceding the date of this Agreement taken as a whole do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the information therein, in the light of the circumstances under which they were made and when made, not misleading. The Company acknowledges and agrees that (i) no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof and (ii) notwithstanding anything to the contrary in this Agreement, each Purchaser’s right to rely on the Company’s representations and warranties shall be qualified by and limited to the extent of such Purchaser’s actual knowledge obtained through its investigation, and any Purchaser proceeding with the transaction despite knowledge of any breach or inaccuracy shall be deemed to have waived any claims related to such known matters.

(aa) No Integrated Offering. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of (i) the Securities Act which would require the registration of any such securities under the Securities Act, or (ii) any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

(bb) Solvency. After giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder: (i) the fair saleable value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, consolidated and projected capital requirements and capital availability thereof, and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. As of the date hereof, the Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash reasonably expected to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date. The Company’s SEC Reports set forth as of the date of its most recently filed periodic report under the Exchange Act, all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments. Neither the Company nor any Subsidiary is in default with respect to any Indebtedness. For the purposes of this Agreement, “Indebtedness” means (x) any liabilities for borrowed money or amounts owed in excess of $50,000 individually or in the aggregate (other than trade accounts payable incurred in the ordinary course of business), (y) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company’s consolidated balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (z) the present value of any lease payments in excess of $50,000 individually or in the aggregate due under leases required to be capitalized in accordance with GAAP.

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(cc) Taxes. The Company and its Subsidiaries each (i) has duly and timely filed all United States federal, state and local income, all foreign income and franchise, and all other material tax returns, reports and declarations required to be filed, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except for such taxes, if any, as are being contested in good faith by appropriate proceedings and as to which adequate reserves have been established by the Company on its books and records and (iii) has set aside on its books and records provisions reasonably adequate for the payment of all material accrued but unpaid taxes. There are no claims, assessments, demands, actions, suits, proceedings, or audits asserted or now in progress, or to the Company’s knowledge, threatened, against the Company or any Subsidiary with respect to taxes, and the officers of the Company or of any Subsidiary know of no basis for any such claim.

(dd) Foreign Corrupt Practices. Neither the Company, nor any Subsidiary nor any of the Company’s directors or officers, nor, to the knowledge of the Company or any Subsidiary, any agent, employee, affiliate or other person acting on behalf of the Company or any Subsidiary, has: (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or any Subsidiary (or made by any person acting on its behalf of which the Company is aware) which is in violation of law or (iv) violated in any material respect any provision of FCPA. Each of the Company and its Subsidiaries have implemented and maintain policies and procedures that the Company reasonably believes are adequate to ensure compliance in all material respects with the FCPA.

(ee) Accountants. The Company’s independent registered public accounting firm is CBIZ CPAs P.C. To the best knowledge and belief of the Company, such accounting firm (i) is a registered public accounting firm as required by the Exchange Act and the rules of the Public Company Accounting Oversight Board (“PCAOB”), (ii) is expected to express its opinion with respect to the financial statements to be included in the Company’s Annual Report for the fiscal year ended September 30, 2025, (iii) is in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X under the Securities Act and (iv) has not had its registration suspended or revoked and has not requested such registration be withdrawn.

(ff) Acknowledgment Regarding Purchasers’ Purchase of Securities. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers’ purchase of the Securities. The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(gg) Acknowledgment Regarding Purchaser’s Trading Activity. Anything in this Agreement or elsewhere herein to the contrary notwithstanding (except for Section 3.2(i) and Section 4.13 hereof), it is understood and acknowledged by the Company that: (i) none of the Purchasers has been asked by the Company to agree, nor, to the Company’s knowledge, has any Purchaser agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Securities for any specified term, (ii) past or future open market or other transactions by any Purchaser, specifically including, without limitation, Short Sales or “derivative” transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the Company’s publicly-traded securities, (iii) any Purchaser, and counter-parties in “derivative” transactions to which any such Purchaser is a party, directly or indirectly, may presently have a “short” position in the Common Stock and (iv) each Purchaser shall not be deemed to have any affiliation with or control over any arm’s length counter-party in any “derivative” transaction. The Company further understands and acknowledges that (y) one or more Purchasers may engage in hedging activities at various times during the period that the Shares are outstanding, and (z) such hedging activities (if any) could reduce the value of the existing stockholders’ equity interests in the Company at and after the time that the hedging activities are being conducted.  The Company acknowledges that such aforementioned hedging activities do not constitute a breach of any of the Transaction Documents.

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(hh) Regulation M Compliance.  The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii) above, compensation paid to the Placement Agents in connection with the placement of the Securities.

(ii) Stock Option Plan. Any stock option granted by the Company under a stock incentive plan was granted (i) in accordance therewith and (ii) with an exercise price at least equal to the fair market value of the Common Stock on the date such stock option would be considered granted under GAAP and applicable law. No stock option granted under any stock option plan has been backdated. The Company has not knowingly granted, and there is no and has been no Company policy or practice to knowingly grant, stock options prior to, or otherwise knowingly coordinate the grant of stock options with, the release or other public announcement of material information regarding the Company or its Subsidiaries or their financial results or prospects.

(jj) Office of Foreign Assets Control. Neither the Company, nor any Subsidiary nor any of the Company’s directors or officers, nor, to the knowledge of the Company or any Subsidiary, any agent, employee, affiliate or other person acting on behalf of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”).

(kk) U.S. Real Property Holding Corporation. The Company is not and has never been a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the “Code”), and the Company shall so certify upon Purchaser’s request.

(ll) Bank Holding Company Act. Neither the Company nor any of its Subsidiaries nor, to the Company’s knowledge, any of its Affiliates is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its Subsidiaries nor, to the Company’s knowledge, any of its Affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries nor, to the Company’s knowledge, any of its Affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(mm) Money Laundering. The operations of the Company and its Subsidiaries are and have been conducted at all times in material compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no Action or Proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or any Subsidiary, threatened.

(nn) No Disqualification Events.  With respect to the Securities to be offered and sold hereunder in reliance on Rule 506 under the Securities Act, none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering hereunder, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Purchasers a copy of any disclosures provided thereunder.

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(oo) Other Covered Persons. Other than the Placement Agents, the Company is not aware of any person (other than any Issuer Covered Person) that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of any Securities.

(pp) Notice of Disqualification Events; S-3 Eligibility. The Company will notify the Purchasers and the Placement Agents in writing, prior to the Closing Date of (i) any Disqualification Event relating to any Issuer Covered Person and (ii) any event that would, with the passage of time, reasonably be expected to become a Disqualification Event relating to any Issuer Covered Person, in each case of which it is aware. The Company is currently eligible to use Form S-3 to register for resale the Registrable Securities (as defined in the Registration Rights Agreement) pursuant to the terms and conditions set forth in the Registration Rights Agreement.

(qq) No Disagreements with Accountants and Lawyers. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company and the Company is current with respect to any fees owed to its accountants and lawyers which could affect the Company’s ability to perform any of its obligations under any of the Transaction Documents.

(rr) Cybersecurity. (i) (a) To the Company’s knowledge, there has been no material security breach or other material compromise of or relating to any of the Company’s or any Subsidiary’s information technology and computer systems, networks, hardware, software, data (including the data of its respective customers, employees, suppliers, vendors and any third party data maintained by or on behalf of it), equipment or technology (collectively, “IT Systems and Data”) and (b) the Company and the Subsidiaries have not been notified of, and has no knowledge of any event or condition that would reasonably be expected to result in, any security breach or other compromise to its IT Systems and Data; (ii) the Company and the Subsidiaries are presently in material compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification; (iii) the Company and the Subsidiaries have implemented and maintained commercially reasonable safeguards to maintain and protect its material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and Data; and (iv) the Company and the Subsidiaries have implemented backup and disaster recovery technology consistent with industry standards and practices.

(ss) Statistical and Market-Related Data. All statistical, demographic and market-related data included in the SEC Reports are based on or derived from sources that the Company believes, after reasonable inquiry, to be reliable and accurate. To the extent required, the Company has obtained the written consent for the use of such data from such sources.

(tt) ERISA Compliance. Except as otherwise disclosed in the SEC Reports, the Company and its Subsidiaries and any “employee benefit plan” (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, “ERISA”)) established or maintained by the Company, its Subsidiaries or their “ERISA Affiliates” (as defined below) are in compliance in all material respects with ERISA. “ERISA Affiliate” means, with respect to the Company or any of its Subsidiaries, any member of any group of organizations described in Sections 414(b), (c), (m) or (o) of the Code and the regulations and published interpretations thereunder of which the Company or such Subsidiary is a member. No “reportable event” (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any “employee benefit plan” established or maintained by the Company, its Subsidiaries or any of their ERISA Affiliates. No “employee benefit plan” established or maintained by the Company, its Subsidiaries or any of their ERISA Affiliates, if such “employee benefit plan” were terminated, would have any “amount of unfunded benefit liabilities” (as defined under ERISA). Neither the Company, its Subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan” or (ii) Sections 412, 4971, 4975 or 4980B of the Code. Each “employee benefit plan” established or maintained by the Company, its Subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification.

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(uu) Compliance with Data Privacy Laws. (i) The Company and the Subsidiaries are, and at all times during the last three (3) years were, in material compliance with all applicable state, federal and foreign data privacy and security laws and regulations known to the Company, including, without limitation, the European Union General Data Protection Regulation (“GDPR”) (EU 2016/679) (collectively, “Privacy Laws”); (ii) the Company and the Subsidiaries have in place, comply with, and take appropriate steps reasonably designed to ensure compliance with their policies and procedures relating to data privacy and security and the collection, storage, use, disclosure, handling and analysis of Personal Data (as defined below) (the “Policies”); (iii) the Company provides accurate notice of its applicable Policies to its customers, employees, third party vendors and representatives as required by the Privacy Laws; and (iv) applicable Policies provide accurate and sufficient notice of the Company’s then-current privacy practices relating to its subject matter, and do not contain any material omissions of the Company’s then-current privacy practices, as required by Privacy Laws. “Personal Data” means (i) a natural person’s name, street address, telephone number, email address, photograph, social security number, bank information, or customer or account number; (ii) any information which would qualify as “personally identifying information” under the Federal Trade Commission Act, as amended; (iii) “personal data” as defined by GDPR; and (iv) any other piece of information that allows the identification of such natural person, or his or her family, or permits the collection or analysis of any identifiable data related to an identified person’s health or sexual orientation. (i) None of such disclosures made or contained in any of the Policies have been inaccurate, misleading, or deceptive in violation of any Privacy Laws and (ii) the execution, delivery and performance of the Transaction Documents will not result in a breach of any Privacy Laws or Policies. Neither the Company nor the Subsidiaries (i) to the knowledge of the Company, has received written notice of any actual or potential liability of the Company or the Subsidiaries under, or actual or potential violation by the Company or the Subsidiaries of, any of the Privacy Laws; (ii) is currently conducting or paying for, in whole or in part, any investigation, remediation or other corrective action pursuant to any regulatory request or demand pursuant to any Privacy Law; or (iii) is a party to any order, decree, or agreement by or with any court or arbitrator or governmental or regulatory authority that imposed any obligation or liability under any Privacy Law.

(vv) Forward-Looking Statements. Each financial or operational projection or other “forward-looking statement” (as defined by Section 27A of the Securities Act or Section 21E of the Exchange Act) contained in the SEC Reports (i) was so included by the Company in good faith and with reasonable basis after due consideration by the Company of the underlying assumptions, estimates and other applicable facts and circumstances and (ii) as required, is accompanied by cautionary statements identifying factors that could cause actual results to differ materially from those in such forward-looking statement. No such statement was made that was false or misleading with the knowledge of a director or senior manager of the Company that it was false or misleading.

Section 3.2 Representations and Warranties of the Purchasers. Each Purchaser, for itself and for no other Purchaser on a several and not a joint basis, hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows (unless as of a specific date therein, in which case they shall be accurate as of such date):

(a) Organization; Authority. Such Purchaser is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents to which such Purchaser is a party and performance by such Purchaser of the transactions contemplated thereby have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except as limited by the Enforceability Exceptions.

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(b) No Conflicts. The execution, delivery and performance of the Transaction Documents by such Purchaser to which it is a party, the purchase of the Securities in accordance with their terms and the consummation by the Purchaser of the other transactions contemplated hereby will not conflict with or result in any violation of, breach or default by such Purchaser (with or without notice or lapse of time, or both) under, conflict with, or give rise to a right of termination, cancellation or acceleration of any obligation, a change of control right or to a loss of a material benefit under (i) any provision of the organizational documents of the Purchaser, including, without limitation, its incorporation or formation papers, bylaws, indenture of trust or partnership or operating agreement, as may be applicable or (ii) any agreement or instrument, undertaking, credit facility, franchise, license, judgment, order, ruling, statute, law, ordinance, rule or regulations, applicable to such Purchaser or its respective properties or assets, except, in the case of clause (ii), as would not, individually or in the aggregate, be reasonably expected to materially delay or hinder the ability of the Purchaser to perform its obligations under the Transaction Documents to which it is a party.

(c) Brokers and Finders. The Purchaser has not retained, utilized or been represented by any broker or finder in connection with the transactions contemplated by this Agreement whose fees the Company would be required to pay.

(d) Own Account. Such Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting such Purchaser’s right to sell the Securities pursuant to a registration statement, an exemption from registration under applicable federal and state securities laws or otherwise in compliance with applicable federal and state securities laws). Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business and is not a party to any binding commitments and has no current plan or intention to sell the stock of the Company purchased pursuant to this Agreement, other than binding commitments it may have to transfer and/or pledge such stock upon Closing to a prime broker under and in accordance with its prime brokerage agreement with such broker, provided in each case that such transfer and/or pledge does not immediately result in the Purchaser losing beneficial ownership (as such term is defined in Securities Act Rule 13d-3) over such securities.

(e) Investment Representations and Warranties.

(i) The Purchaser hereby represents and warrants that, at the time such Purchaser was offered the Securities, it was, and as of the date hereof, it is, and on each date on which it exercises any Pre-Funded Warrants, it will be (A) in respect of any Purchaser, (i) if an entity, a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or an “accredited investor” as that term is defined in Rule 501(a) under Regulation D promulgated pursuant to the Securities Act; (ii) if an individual, an “accredited investor” as that term is defined in Rule 501(a) of Regulation D of the Securities Act and either (x) a “qualified purchaser” as that term is defined in Section 2(a)(51)(A) of the Investment Company Act of 1940, as amended or (y) an employee or affiliate of the Company; (B) if resident in a member state of the European Economic Area, not an EEA retail investor (as defined below); (C) if resident in the United Kingdom, (x) a “qualified investor” within the meaning of Article 2 of the UK Prospectus Regulation that is also (1) an investment professional falling within Article 19(5) of the Financial Promotion Order; (2) a high net worth entity falling within Article 49(2)(a) to (d) of the Financial Promotion Order; or (3) a person to which an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the FSMA in connection with the issue or sale of the Securities may be lawfully communicated or caused to be communicated); and (y) not a UK retail investor (as defined below); or (D) if resident in Hong Kong, a “professional investor” as defined under paragraphs (a) to (h) of the definition “professional investor” in Part 1 of Schedule 1 to the Securities and Futures Ordinance (Cap. 571 of the Laws of Hong Kong). The Purchaser has such knowledge and experience in financial and business matters as to be able to protect its own interests in connection with an investment in the Securities and such Purchaser has had an opportunity to seek, and has sought, such accounting, legal, business and tax advice as such Purchaser has considered necessary to make an informed investment decision. The Purchaser further represents and warrants that (x) it is capable of evaluating the merits and risk of such investment, and (y) has exercised independent judgment in evaluating its participation in the purchase of the Securities. The Purchaser understands and agrees that the offering and sale of the Securities has not been registered under the Securities Act or any applicable state or foreign securities laws and is being made in reliance upon federal and state exemptions for transactions not involving a public offering which depend upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations as expressed herein. The Purchaser understands and acknowledges that the purchase and sale of the Securities hereunder (i) meets the exemptions from filing under FINRA Rule 5123(b)(1) and (ii) if an individual, is not being “recommended” by the Placement Agents as defined under FINRA Rule 2111.

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For the purposes of this provision (i) “EEA retail investor” means a person who is one (or more) of: (x) a retail client as defined in point (11) of Article 4(1) of MiFID II; (y) a customer within the meaning of the Insurance Distribution Directive, where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II; or (z) not a qualified investor as defined in the Prospectus Regulation; and (ii) “UK retail investor” means a person who is one (or more) of: (x) a retail client, as defined in point (8) of Article 2 of Regulation (EU) No 2017/565 as it forms part of domestic law of the United Kingdom by virtue of the EUWA; (y) a customer within the meaning of the provisions of the FSMA and any rules or regulations made under the FSMA to implement Directive 2016/97, where that customer would not qualify as a professional client, as defined in point (8) of Article 2(1) of Regulation (EU) No 600/2014 as it forms part of domestic law of the United Kingdom by virtue of the EUWA; or (z) not a qualified investor as defined in the UK Prospectus Regulation.

(ii) Each Purchaser that is a natural person hereby represents and warrants that (x) such Purchaser is an accredited investor, as defined in Rule 501(a)(5) or Rule 501(a)(6) under Regulation D promulgated pursuant to the Securities Act, (y) such Purchaser’s Investment is at least $200,000 (the “Individual Minimum Subscription Amount”), and (z) the Individual Minimum Subscription Amount of each such Purchaser is not financed in whole or in part by any third party for the specific purpose of making the particular investment contemplated by this Agreement.

(iii) Each Purchaser that is a legal entity hereby represents and warrants that either:

(A)	such Purchaser is an accredited investor, as defined in Rule 501(a)(3), Rule 501(a)(7), Rule 501(a)(9) or Rule 501(a)(12) under Regulation D promulgated pursuant to the Securities Act, (y) each such Purchaser’s Investment is at least $1,000,000 (the “Entity Minimum Subscription Amount”), and (z) the Minimum Subscription Amount of each such Purchaser is not financed in whole or in part by any third party for the specific purpose of making the particular investment contemplated by this Agreement; or
(B)	such Purchaser is an entity that is an accredited investor, as defined in Rule 501(a)(8) under Regulation D promulgated pursuant to the Securities Act, in which all of the equity owners are accredited investors, as defined in Rule 501(a)(3), Rule 501(a)(5), Rule 501(a)(6), Rule 501(a)(7), Rule 501(a)(9) or Rule 501(a)(12) under Regulation D promulgated pursuant to the Securities Act, (y) each such Purchaser’s equity owners have a minimum investment obligation to such Purchaser at least equal to the Individual Minimum Subscription Amount or Entity Minimum Subscription Amount, as applicable (the “SPV Minimum Subscription Amount” and, together with the Individual Minimum Subscription Amount and the Entity Minimum Subscription Amount, the “Minimum Subscription Amount”), and (z) the Minimum Subscription Amount of each such Purchaser and the Minimum Subscription Amount of each such Purchaser’s equity owners is not financed in whole or in part by any third party for the specific purpose of making the particular investment contemplated by this Agreement.

(f) Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(g) General Solicitation. Such Purchaser represents that (i) Purchaser was contacted regarding the sale of the Securities by the Placement Agents or the Company (or authorized representative thereof) and such Purchaser had a prior pre-existing relationship with the Company or the Placement Agents under the U.S. securities laws and interpretations, (ii) to the knowledge of such Purchaser, no Securities were offered or sold to it by means of any form of general solicitation, and such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or, to the knowledge of such Purchaser, any other general solicitation or general advertisement.

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(h) Access to Information. Such Purchaser acknowledges and represents that it has reviewed the Transaction Documents to which it is party (including all exhibits and schedules thereto) and the SEC Reports and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Such Purchaser acknowledges and agrees that neither of the Placement Agents nor any Affiliate of the Placement Agents has provided such Purchaser with any information or advice with respect to the Securities nor is such information or advice necessary or desired.  Neither of the Placement Agents nor any Affiliate of the Placement Agents has made or makes any representation as to the Company or the quality of the Securities and the Placement Agents and any Affiliate of the Placement Agents may have acquired non-public information with respect to the Company which such Purchaser agrees need not be provided to it.  The Placement Agents and each of their respective members, directors, officers, employees, representatives and controlling persons have made no independent investigation with respect to the Company or any Securities or the accuracy, completeness or adequacy of any information supplied to such Purchaser by the Company. In connection with the issuance of the Securities to such Purchaser, such Purchaser agrees and acknowledges that the Placement Agents are acting as the Company’s placement agents in connection with the transactions contemplated by this Agreement and none of the Placement Agents or any of their Affiliates has acted as a financial advisor or fiduciary to such Purchaser. Such Purchaser acknowledges that it has consulted with such Purchaser’s own legal, accounting, financial, regulatory and tax advisors, to the extent such Purchaser deemed appropriate to make an investment decision with respect to the Securities.

(i) Certain Transactions and Confidentiality. Other than consummating the transactions contemplated hereunder, such Purchaser has not, nor, to such Purchaser’s knowledge, has any Person acting on behalf of or pursuant to any understanding with such Purchaser, directly or indirectly, executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the time that such Purchaser first received information identifying the Company (excluding receipt by members of such Purchaser’s legal and compliance team serving in a ‘control room’ function) from the Company or any other Person representing the Company regarding the transactions contemplated hereunder and ending immediately prior to the execution hereof. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement. Other than to other Persons party to this Agreement or to such Purchaser’s representatives, including, without limitation, its officers, directors, employees, partners, legal and other advisors, agents and Affiliates, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for the avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to the identification of the availability of, or securing of, available shares to borrow in order to effect Short Sales or similar transactions in the future.

(j) Non-Reliance. Such Purchaser acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by any Person (including, without limitation, the Company or any of its Affiliates or representatives, including the Placement Agents), other than statements made by the Company in the SEC Reports and the representations, warranties, covenants and agreements of the Company contained in the Transaction Documents, in making its investment or decision to invest in the Company. Such Purchaser agrees that none of (i) any other Purchaser pursuant to this Agreement or the other Transaction Documents related to the offering of the Securities (including the controlling persons, officers, directors, partners, agents or employees of any such Purchaser) nor (ii) the Placement Agents shall be liable (including, without limitation, for or with respect to any losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses or disbursements incurred by such person or entity), whether in contract, tort or otherwise, or have any liability or obligation to such Purchaser or any other Purchaser, or any person claiming through such Purchaser or any other Purchaser, pursuant to this Agreement or the other Transaction Documents related to the offering of the Securities, the negotiation hereof or the subject matter hereof, or the transactions contemplated hereby, for any action heretofore or hereafter taken or omitted to be taken by any of the foregoing in connection with the purchase of the Securities. Such Purchaser agrees not to commence any litigation or bring any claim against the Placement Agents in any court or any other forum which relates to, may arise out of, or is in connection with, this offering of the Securities. This undertaking is given freely and after obtaining independent legal advice.

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(k) Subscription in USDC or USDT. If Purchaser is paying all or part of the Subscription Amount in USDC or USDT (i) Purchaser has all rights, title and interest in and to the USDC or USDT, as applicable, to be contributed by it to the Company pursuant to this Agreement, (ii) such USDC or USDT, as applicable, is held in a digital wallet held or operated by or on behalf of the Purchaser at or by an appropriately regulated custodian and/or in accordance with industry-standard security practices (the “Purchaser Digital Wallet”) and neither such USDC nor USDT, as applicable, nor such Purchaser Digital Wallet is subject to any liens, encumbrances or other restrictions, (iii) Purchaser has taken commercially reasonable steps to protect its Purchaser Digital Wallet and such USDC or USDT, as applicable, and (iv) Purchaser has the exclusive ability to control such Purchaser Digital Wallet, including by use of “private keys” or other equivalent means or through custody arrangements or other equivalent means.

(l) Taxes. Such Purchaser represents and acknowledges that (i) the Company makes no representation or warranty with respect to any tax implications of the Transaction Documents to Purchaser, and (ii) Purchaser shall be solely and exclusively responsible for the payment of any and all income taxes of Purchaser as a result of the Transaction Documents.

(m) Securities Not Registered; Legends. Such Purchaser acknowledges and agrees that the Securities are being offered in a transaction not involving any public offering within the meaning of the Securities Act, and the Purchaser understands that the Securities have not been registered under the Securities Act, by reason of their issuance by the Company in a transaction exempt from the registration requirements of the Securities Act, and that the Securities must continue to be held and may not be offered, resold, transferred, pledged or otherwise disposed of by the Purchaser unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration and in each case in accordance with any applicable securities laws of any state of the United States. The Purchaser understands that the exemptions from registration afforded by Rule 144 (the provisions of which are known to it) promulgated under the Securities Act depend on the satisfaction of various conditions including, but not limited to, the time and manner of sale, the holding period and on requirements relating to the Company which are outside of the Purchaser’s control and which the Company may not be able to satisfy, and that, if applicable, Rule 144 may afford the basis for sales only in limited amounts. Such Purchaser acknowledges and agrees that it has been advised to consult legal counsel prior to making any offer, resale, transfer, pledge or disposition of any of the Securities. Such Purchaser acknowledges that no federal or state agency has passed upon or endorsed the merits of the offering of the Securities or made any findings or determination as to the fairness of this investment.

The Purchaser understands that any certificates or book entry notations evidencing the Securities may bear one or more legends in substantially the following form and substance:

“THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.”

In addition, the Securities may contain a legend regarding affiliate status of the Purchaser, if applicable.

(n) Disqualification Event. To the extent such Purchaser is one of the covered persons identified in Rule 506(d)(1), the Purchaser represents that no Disqualifying Event is applicable to the Purchaser or any of its Rule 506(d) Related Parties (as defined below), except, if applicable, for a Disqualification Event as to which Rule 506(d)(2)(ii) or (iii) or (d)(3) is applicable. The Purchaser hereby agrees that it shall notify the Company promptly in writing in the event a Disqualification Event becomes applicable to the Purchaser or any of its Rule 506(d) Related Parties, except, if applicable, for a Disqualification Event as to which Rule 506(d)(2)(ii) or (iii) or (d)(3) is applicable. For purposes of this Section, “Rule 506(d) Related Party” means a person or entity that is a beneficial owner of the Purchaser’s securities for purposes of Rule 506(d) of the Securities Act.

The Company acknowledges and agrees that the representations contained in this Section 3.2 shall not modify, amend or affect such Purchaser’s right to rely on the Company’s representations, warranties, covenants and agreements contained in this Agreement or any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transactions contemplated hereby. Notwithstanding the foregoing, for the avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to locating or borrowing shares in order to effect Short Sales or similar transactions in the future.

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Article IV
OTHER AGREEMENTS OF THE PARTIES

Section 4.1 Transfer Restrictions.

(a) Notwithstanding any other provision of this Article IV, each Purchaser covenants that the Securities may only be disposed of pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act, or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and in compliance with applicable state and federal securities laws and that it is not acquiring the Securities with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act or other applicable securities laws. In connection with any transfer of Securities other than (i) pursuant to an effective registration statement, (ii) to the Company or to an Affiliate of a Purchaser or in connection with a pledge as contemplated in Section 4.1(b), or (iii) pursuant to Rule 144 (provided that the Purchaser provides the Company with reasonable assurances (in the form of seller and, if applicable, broker representation letters) that the securities may be sold pursuant to such rule), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer of such transferred Securities does not require registration under the Securities Act. As a condition of transfer (other than pursuant to an effective registration statement or Rule 144), any such transferee shall agree in writing to be bound by the terms of this Agreement and the Registration Rights Agreement and shall have the rights and obligations of a Purchaser under this Agreement and the Registration Rights Agreement.

(b) The Purchasers agree to the placement, so long as is required by this Section 4.1, of a legend or book entry notation on or with respect to any of the Securities in substantially the following form:

“THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.”

The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including, if the Securities are subject to registration pursuant to the Registration Rights Agreement, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders (as defined in the Registration Rights Agreement) thereunder.

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(c) In connection with any sale, assignment, transfer or other disposition of the Lead Investor Shares, Shares, Lead Investor Warrant Shares or Pre-Funded Warrant Shares by a Purchaser pursuant to Rule 144 or pursuant to any other exemption under the Securities Act such that such Purchaser acquires freely tradable shares and upon compliance by the Purchaser with the requirements of this Agreement, if requested by the Purchaser by written notice to the Company, the Company shall request the Transfer Agent to remove any restrictive legends related to the book entry account holding such shares and make a new, unlegended entry for such book entry shares sold or disposed of without restrictive legends as soon as reasonably practicable following any such request therefor from the Purchaser (such date, the “Legend Removal Request Date”), provided that the Company has timely received from the Purchaser customary representations and other documentation reasonably acceptable to the Company in connection therewith. The Company shall be responsible for the fees of its Transfer Agent, its legal counsel and all DTC fees associated with such legend removal.

(d) In addition to each Purchaser’s other available remedies, the Company shall pay to a Purchaser, in cash, if the Company fails to (i) issue and deliver (or cause to be delivered) to such Purchaser by the third Trading Day following the Legend Removal Request Date a certificate representing the Securities so delivered to the Company by such Purchaser that is free from all restrictive and other legends and (ii) if after the third Trading Day following the Legend Removal Request Date such Purchaser purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Purchaser of all or any portion of the number of shares of Common Stock, or a sale of a number of shares of Common Stock equal to all or any portion of the number of shares of Common Stock that such Purchaser anticipated receiving from the Company without any restrictive legend, then, an amount equal to the excess of such Purchaser’s actual, documented total purchase price (including reasonable brokerage commissions and other reasonable out-of-pocket expenses) for the shares of Common Stock so purchased over the product of (A) such number of Lead Investor Shares, Shares, Lead Investor Warrant Shares or Pre-Funded Warrant Shares that the Company was required to deliver to such Purchaser by the third Trading Day following the Legend Removal Request Date multiplied by (B) the lowest closing sale price of the Common Stock on any Trading Day during the period commencing on the date of the delivery by such Purchaser to the Company of the applicable Lead Investor Shares, Shares, Lead Investor Warrant Shares or Pre-Funded Warrant Shares and ending on the date of such delivery and payment under this Section 4.1(d).

(e) Each Purchaser, severally and not jointly with the other Purchasers, agrees with the Company that such Purchaser will only sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements (or any exemption therefrom), or an exemption from the registration requirements under federal and state securities laws, and that if Securities are sold pursuant to a Registration Statement, they will be sold in compliance with the plan of distribution set forth therein, and acknowledges that the removal of the restrictive legend from certificates or book entry statements representing Securities as set forth in this Section 4.1 is predicated upon the Company’s reliance upon this understanding.

Section 4.2 Furnishing of Information; Public Information. Until no Purchaser owns Securities, the Company covenants to use commercially reasonable efforts to maintain the registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act and to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act even if the Company is not then subject to the reporting requirements of the Exchange Act.

Section 4.3 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

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Section 4.4 Lead Investor Warrant Shares and Pre-Funded Warrant Shares. If all or any portion of either a Lead Investor Warrant or Pre-Funded Warrant is exercised at a time when there is an effective registration statement to cover the issuance or resale of the Lead Investor Warrant Shares or the Pre-Funded Warrant Shares, as applicable, or if the Lead Investor Warrant or the Pre-Funded Warrant is exercised via cashless exercise and the Lead Investor Warrant Shares or the Pre-Funded Warrant Shares have been sold pursuant to Rule 144 or may be sold pursuant to Rule 144 without volume or manner-of-sale restrictions, the Lead Investor Warrant Shares or Pre-Funded Warrant Shares issued pursuant to any such exercise shall be issued free of all legends. If at any time following the date hereof the Registration Statement (or any subsequent registration statement registering the sale or resale of the Lead Investor Warrant Shares or the Pre-Funded Warrant Shares) is not effective or is not otherwise available for the sale or resale of either the Lead Investor Warrant Shares or the Pre-Funded Warrant Shares, the Company shall immediately notify the holders of the Lead Investor Warrants or the Pre-Funded Warrants, as applicable, in writing that such registration statement is not then effective and thereafter shall promptly notify such holders when the registration statement is effective again and available for the sale or resale of the Lead Investor Warrant Shares or the Pre-Funded Warrant Shares (it being understood and agreed that the foregoing shall not limit the ability of the Company to issue, or any Purchaser to sell, any of the Lead Investor Warrant Shares or the Pre-Funded Warrant Shares in compliance with applicable federal and state securities laws). The Company shall use reasonable best efforts to keep a registration statement (including the Registration Statement) registering the issuance or resale of the Lead Investor Warrant Shares and the Pre-Funded Warrant Shares effective until the earlier of (i) there being no Lead Investor Warrants or Pre-Funded Warrants remaining outstanding and (ii) one year from the Closing Date.

Section 4.5 Securities Laws Disclosure; Publicity. The Company shall by the Disclosure Time, (a) issue a press release disclosing the material terms of the transactions contemplated hereby (including the entry into and the material terms of the Lead Investor Agreements), and (b) file a Current Report on Form 8-K disclosing the material terms of the transactions contemplated hereby and any other material non-public information provided to the Purchasers by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees or agents, if any, including the Transaction Documents as exhibits thereto (and a summary of the material terms of the Lead Investor Agreements). Notwithstanding the foregoing, except as may otherwise be agreed with a given Purchaser, without such Purchaser’s prior written consent (email being sufficient), the Company shall not identify the Purchasers or its respective affiliates by name or by identifiable description in any issuance of a press release, on its website, in any marketing materials or investor presentations, on social media channels, or in any SEC Reports (unless required by the rules and regulations of the Commission or a policy or other requirement of the Commission, which for the avoidance of doubt will allow the Company to include the Purchasers as selling stockholders in the Registration Statement contemplated to be filed pursuant to the Registration Rights Agreement). From and after the issuance of such Current Report on Form 8-K, the Company represents to the Purchasers that it shall have publicly disclosed all material, non-public information delivered to any of the Purchasers by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees or agents. In addition, effective upon the filing of such Current Report on Form 8-K, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, agents, employees or Affiliates on the one hand, and any of the Purchasers or any of their Affiliates on the other hand, shall terminate and be of no further force and effect. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company. The Company and each Purchaser shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor any Purchaser shall issue any such press release nor otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Purchaser, or without the prior consent of each Purchaser with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except: (a) as required by federal securities law or a policy or other requirement of the Commission in connection with (i) any registration statement contemplated by the Registration Rights Agreement and (ii) the filing of final Transaction Documents with the Commission and (b) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall, to the extent permitted by law provide the Purchasers with prior notice of such disclosure permitted under this clause (b). At or prior to 9:00 a.m. (New York City time) on the first (1st) Business Day immediately following the earlier of (i) the Closing and (ii) the date this Agreement is terminated, the Company shall publicly disclose (y) the occurrence of the Closing and the consummation of the transactions contemplated by this Agreement and any other undisclosed transaction(s) that may be consummated on or prior to such date or (z) disclosing that this Agreement has been terminated.

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Section 4.6 Shareholder Rights Plan. No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that any Purchaser is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents.

Section 4.7 Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents and the Lead Investor Agreements, which shall be disclosed by the Company pursuant to Section 4.5, the Company covenants and agrees that neither it, nor any other Person acting on its behalf will provide any Purchaser (other than Purchasers who are then directors or officers of the Company) or its agents or counsel with any information that constitutes, or the Company reasonably believes constitutes, material non-public information, unless prior thereto such Purchaser shall have consented in writing (email being sufficient) to the receipt of such information and agreed with the Company in writing (email being sufficient) to keep such information confidential. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company. To the extent that the Company or any of its Subsidiaries, or any of their respective officers, directors, employees, Affiliates or agents delivers any material, non-public information to a Purchaser without such Purchaser’s consent, the Company hereby covenants and agrees that such Purchaser shall not have any duty of confidentiality to the Company, any of its Subsidiaries, or any of their respective officers, directors, agents, employees or Affiliates, or a duty to the Company, any of its Subsidiaries or any of their respective officers, directors, agents, employees or Affiliates not to trade on the basis of, such material, non-public information, provided that the Purchaser shall remain subject to applicable law. To the extent that any notice provided pursuant to any Transaction Document constitutes, or contains, material, non-public information regarding the Company or any Subsidiaries, the Company shall simultaneously with the delivery of such notice file such notice with the Commission pursuant to a Current Report on Form 8-K. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

Section 4.8 Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities hereunder to purchase SOL, for working capital and any future transactions, for the payment of transaction costs, for the establishment of the Company’s cryptocurrency treasury operations.

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Section 4.9 Indemnification of Purchasers and Lead Investors. Subject to the provisions of this Section 4.9, the Company will indemnify and hold each Purchaser and its directors, officers, stockholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, stockholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons, as well as the Lead Investors and their respective affiliates (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents, or the Lead Investor Agreements or (b) any action instituted against the Purchaser Parties in any capacity (including a Purchaser Party’s status as an investor), or any of them or their respective Affiliates, by the Company or any stockholder of the Company who is not an Affiliate of such Purchaser Party, arising out of or relating to any of the transactions contemplated by the Transaction Documents, or the Lead Investor Agreements. For the avoidance of doubt, the indemnification provided herein is intended to, and shall also cover, direct claims brought by the Company against the Purchaser Parties; provided, however, that no indemnification in this Section 4.9 shall cover any loss, claim, damage or liability to the extent it is finally judicially determined to be attributable to any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in any Transaction Document, any Purchaser Party’s violation of state or federal securities law, or any conduct by a Purchaser Party which is finally judicially determined to constitute fraud, gross negligence or willful misconduct, or (c) in connection with any registration statement of the Company providing for the resale by the Purchasers of the Lead Investor Shares, the Shares, the Lead Investor Warrant Shares or the Pre-Funded Warrant Shares issued and issuable upon exercise of the Lead Investor Warrants or the Pre-Funded Warrants, as applicable, the Company will indemnify each Purchaser Party, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses, as incurred, arising out of or relating to (i) any untrue or alleged untrue statement of a material fact contained in such registration statement, any prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding such Purchaser Party furnished in writing to the Company by such Purchaser Party expressly for use therein, or (ii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law, or any rule or regulation thereunder in connection therewith. If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and, except with respect to direct claims brought by the Company, the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel retained by the Company to represent the applicable Purchaser Party, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company may not settle, compromise or consent to the entry of any judgment in any pending or threatened action in which indemnification may be sought by any Purchaser Party hereunder (whether or not any Purchaser Party is an actual or potential party thereto), without the prior written consent of each such Purchaser Party (which will not be unreasonably withheld, delayed or conditioned), unless such settlement, compromise or consent provides for an unconditional and irrevocable release of such Purchaser Party from any and all liability arising out of such claim. The Company will not be liable to any Purchaser Party under this Agreement (1) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed; or (2) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Transaction Documents. The indemnification required by this Section 4.9 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred; provided that, if any Purchaser Party is judicially determined not to be entitled to indemnification or payment under this Section 4.9, such Purchaser Party shall promptly reimburse the Company for any payments that are advanced under this sentence. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Purchaser Party against the Company or others and any liabilities the Company may be subject to pursuant to law.

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Section 4.10 Listing of Lead Investor Shares, Shares, Lead Investor Warrant Shares and Pre-Funded Warrant Shares. The Company shall use commercially reasonable efforts to, if applicable: (i) in the time and manner required by the principal Trading Market, prepare and file with such Trading Market an additional shares listing application covering the Lead Investor Shares, Shares, Lead Investor Warrant Shares and Pre-Funded Warrant Shares, (ii) take all steps necessary to cause such Lead Investor Shares, Shares, Lead Investor Warrant Shares and Pre-Funded Warrant Shares to be approved for listing or quotation on such Trading Market as soon as possible thereafter, (iii) provide to the Purchasers evidence of such listing or quotation and (iv) maintain the listing or quotation of such Common Stock on such Trading Market or another Trading Market. The Company agrees use commercially reasonable efforts to continue the listing and trading of its Common Stock on a Trading Market and will use commercially reasonable efforts to comply with the Company’s reporting, filing, and other obligations under the bylaws or rules of the Trading Market. The Company agrees to maintain the eligibility of the Common Stock for electronic transfer through the Depository Trust Company or another established clearing corporation, including, without limitation, by timely payment of fees to the Depository Trust Company or such other established clearing corporation in connection with such electronic transfer.

Section 4.11 Reservation of Common Stock. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue (x) Lead Investor Shares pursuant to the Lead Investor Agreement, (y) Shares pursuant to this Agreement and (z) Lead Investor Warrant Shares and Pre-Funded Warrant Shares pursuant to any exercise of the Lead Investor Warrants or the Pre-Funded Warrants, as applicable.

Section 4.12 Equal Treatment of Purchasers. The Company has not entered into any subscription agreement, side letter or other agreement with any other Person in connection with such Person’s direct or indirect investment in the offering contemplated hereby, other than the Lead Investor Agreements, the Registration Rights Agreement, the Pre-Funded Warrants, the Lead Investor Warrants, the Existing Shareholder Agreement and, in the case of the Purchasers, Lead Investors and the directors and officers of the Company, Lock-Up Agreements. No consideration (including any modification of any Transaction Document) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

Section 4.13 Certain Transactions and Confidentiality. Each Purchaser, severally and not jointly with the other Purchasers, covenants that neither it, nor any Affiliate acting on its behalf or pursuant to any understanding with it will execute any purchases or sales, including Short Sales, of any of the Company’s securities during the period commencing with the execution of this Agreement and ending at such time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.5.  Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are first publicly disclosed by the Company pursuant to the initial press release as described in Section 4.5, such Purchaser will maintain the confidentiality of the existence and terms of this transaction and the information included in the Transaction Documents.  Notwithstanding the foregoing, and notwithstanding anything contained in this Agreement to the contrary, the Company expressly acknowledges and agrees that (i) no Purchaser makes any representation, warranty or covenant hereby that it will not engage in effecting transactions in any securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.5 or otherwise, (ii) no Purchaser shall be restricted or prohibited from effecting any transactions in any securities of the Company in accordance with applicable securities laws from and after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.5 or otherwise and (iii) no Purchaser that is not a director, officer or employee of the Company shall have any duty of confidentiality or duty not to trade in the securities of the Company to the Company or its Subsidiaries after the issuance of the initial press release as described in Section 4.5.  Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.

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Section 4.14 Form D; Blue Sky Filings. If required, the Company shall timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof, promptly upon request of any Purchaser. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Purchasers at the Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Purchaser. Each Purchaser acknowledges and agrees to promptly provide to the Company or its representatives any such information as may be reasonably requested so as to allow the Company to comply with the provisions of this Section 4.14.

Section 4.15 Lock-Up. The Company shall not amend, modify, waive or terminate any provision of any of the Lock-Up Agreements without the prior written consent of the Placement Agents, except to extend the term of the lock-up period and shall enforce the provisions of each Lock-Up Agreement in accordance with its terms. If any party to a Lock-Up Agreement breaches any provision of a Lock-Up Agreement, the Company shall promptly use its reasonable best efforts to seek specific performance of the terms of such Lock-Up Agreement.

Section 4.16 Subsequent Equity Sales.

(a) From the date hereof until thirty (30) days after the Effective Date, neither the Company nor any Subsidiary shall (i) issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or Common Stock Equivalents or (ii) file any registration statement or any amendment or supplement thereto, except (w) for the filing of any registration statement, amendment or supplement thereto as required to be filed pursuant to the Registration Rights Agreement and the Existing Shareholder Agreement, (x) the filing of a registration statement on Form S-8 in connection with any employee benefit plan, (y) the execution of any new at-the market offering sales agreement or similar agreement that the Company may seek to execute in the future (the “New Sales Agreement”) and/or any subsequent amendment or modification of any such New Sales Agreement or (z) the filing of a registration statement, or any amendment or prospectus supplements related to any New Sales Agreement.

(b) From the date hereof until the date one year after the Effective Date, the Company shall be prohibited from effecting or entering into an agreement to effect any issuance by the Company or any of its Subsidiaries of Common Stock or Common Stock Equivalents (or a combination of units thereof) involving a Variable Rate Transaction. “Variable Rate Transaction” means a transaction in which the Company (i) issues or sells any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of Common Stock either (A) at a conversion price, exercise price or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities (other than, for the avoidance of doubt, securities that contain customary anti-dilution provisions), or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock or (ii) enters into, or effects a transaction under, any agreement whereby the Company may issue securities at a future determined price; provided that any New Sales Agreement and any sales under any New Sales Agreement shall not constitute a Variable Rate Transaction. Any Purchaser shall be entitled to seek injunctive relief against the Company to preclude any such issuance upon showing of the required elements for such relief under applicable law, which remedy shall be in addition to any right to collect actual damages.

(c) Notwithstanding the foregoing, this Section 4.16 shall not apply in respect of an Exempt Issuance, except that no Variable Rate Transaction shall be an Exempt Issuance.

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Section 4.17 Acknowledgment of Dilution. The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligations under the Transaction Documents, including, without limitation, its obligation to issue the Lead Investor Shares, Shares, the Lead Investor Warrant Shares and the Pre-Funded Warrant Shares pursuant to the Transaction Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against any Lead Investor or Purchaser and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.

Section 4.18 Exercise Procedures. The form of Notice of Exercise included in the Pre-Funded Warrants set forth the totality of the procedures required of the Purchasers in order to exercise the Pre-Funded Warrants. No additional legal opinion, other information or instructions shall be required of the Purchasers to exercise their Pre-Funded Warrants. Without limiting the preceding sentences, unless required by the Company’s Transfer Agent, no ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise form be required in order to exercise the Pre-Funded Warrants. The Company shall honor exercises of the Lead Investor Warrants and Pre-Funded Warrants and shall deliver Lead Investor Warrant Shares and Pre-Funded Warrant Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

Section 4.19 Board Nomination Right. Upon Closing, Multicoin shall have the right to nominate one member to the Board of Directors, who shall act as chairman of the Board of Directors, subject to applicable corporate governance requirements. In addition, Galaxy and Jump Crypto shall each have the right to nominate one observer to the Board, subject to applicable corporate governance requirements.

Section 4.20 Treasury Reserve Policy. In connection with the Closing, the Company shall adopt a policy (the “Treasury Reserve Policy”), under which the Company’s treasury reserve assets will consist of: (i) cash and cash equivalents and short-term investments (“Cash Assets”) that exceed working capital requirements; and (ii) SOL, which will serve as the primary treasury reserve asset of the Company on an ongoing basis, subject to market conditions and managed pursuant to the Asset Management Agreement.

Section 4.21 Reliance. Each Purchaser acknowledges that the Company and the Placement Agents will rely on the acknowledgments, understandings, agreements, representations and warranties of such Purchaser contained in this Agreement; provided, however, that the foregoing clause of this Section 4.21 shall not give the Company any rights other than those expressly set forth herein. Prior to the Closing, each Purchaser agrees to promptly notify the Company and the Placement Agents if it becomes aware that any of the acknowledgments, understandings, agreements, representations and warranties of such Purchaser set forth herein are no longer accurate in all material respects. The Company acknowledges that each Purchaser and the Placement Agents will rely on the acknowledgments, understandings, agreements, representations and warranties of the Company contained in this Agreement. Prior to the Closing, the Company agrees to promptly notify each Purchaser and the Placement Agents if it becomes aware that any of the acknowledgments, understandings, agreements, representations and warranties of the Company set forth herein are no longer accurate in all material respects.

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Article V
MISCELLANEOUS

Section 5.1 Termination. This Agreement may be terminated by any Purchaser, as to such Purchaser’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, by written notice to the other parties, if the Closing has not been consummated on or before the tenth (10th) Trading Day following the date hereof; provided, however, that no such termination will affect the right of any party to sue for any breach by any other party (or parties).

Section 5.2 Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company and any exercise notice delivered by a Purchaser), stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchasers.

Section 5.3 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior discussions, agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

Section 5.4 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing (email shall suffice) and shall be deemed given and effective on the earliest of: (a) the time of transmission, if such notice or communication is delivered via email at the email address as set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the time of transmission, if such notice or communication is delivered via email at the email address as set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second (2nd) Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto. To the extent that any notice provided pursuant to any Transaction Document constitutes, or contains material, non-public information regarding the Company or any Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K.

Section 5.5 Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchasers who are not Affiliates of the Company holding at least a majority in interest of the aggregate Shares (or, prior to the Closing, the Company and each Purchaser) or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought, provided that (i) if any amendment, modification or waiver disproportionately and adversely impacts a Purchaser (or multiple Purchasers), the consent of such Purchaser (or a majority in interest of such disproportionately impacted Purchasers) shall also be required, (ii) if any amendment, modification or waiver adversely affects the Placement Agents, the consent of the Placement Agents shall also be required and (iii) if any amendment, modification or waiver adversely affects any Lead Investor, the prior written consent of such Lead Investor shall also be required. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right. Any proposed amendment or waiver that disproportionately, materially and adversely affects the rights and obligations of any Purchaser relative to the comparable rights and obligations of the other Purchasers shall require the prior written consent of such adversely affected Purchaser. Any amendment effected in accordance with this Section 5.5 shall be binding upon each Lead Investor, Purchaser and holder of Securities and the Company.

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Section 5.6 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

Section 5.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser (other than by merger). Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the “Purchasers.”

Section 5.8 No Third-Party Beneficiaries. The Placement Agents shall be third party beneficiaries of Sections 2.2(a)(ii), 4.15 and 4.21 hereof, the representations and warranties of the Company in Section 3.1 hereof and the representations and warranties of the Purchasers in Section 3.2 hereof. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.9 and this Section 5.8.

Section 5.9 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof that would result in the application of the substantive laws of any other jurisdiction. Each party agrees that all legal Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, stockholders, partners, members, employees or agents) shall be commenced exclusively in any court of the State of New York in the County of New York or the United States District Court for the Southern District of the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of any court of the State of New York in the County of New York or the United States District Court for the Southern District of the State of New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Action or Proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such Action or Proceeding is improper or is an inconvenient venue for such Proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such Action or Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If any party hereto shall commence an Action or Proceeding to enforce any provisions of the Transaction Documents, then, in addition to the obligations of the Company under Section 4.9, the prevailing party in such Action or Proceeding shall be reimbursed by the non-prevailing party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Action or Proceeding.

Section 5.10 Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Securities.

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Section 5.11 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by e-mail delivery (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method, such signature shall be deemed to have been duly and validly delivered and shall create a legal, valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such “.pdf” signature page were an original thereof.

Section 5.12 Consent to Electronic Notice. Each Purchaser consents to the delivery of any stockholder notice pursuant to the New York Business Corporation Law, as amended or superseded from time to time, at the e-mail address set forth below the Purchaser name on the signature page, as updated from time to time by notice to the Company. To the extent that any notice given by means of electronic mail is returned or undeliverable for any reason, the foregoing consent shall be deemed to have been revoked until a new or corrected e-mail address has been provided, and such attempted electronic notice shall be ineffective and deemed to not have been given. Each party agrees to promptly notify the other parties of any change in its e-mail address, and that failure to do so shall not affect the foregoing.

Section 5.13 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

Section 5.14 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights; provided, however, that, in the case of a rescission of an exercise of a Pre-Funded Warrant, the applicable Purchaser shall be required to return any shares of Common Stock subject to any such rescinded exercise notice concurrently with the return to such Purchaser of the aggregate exercise price paid to the Company for such shares and the restoration of such Purchaser’s right to acquire such shares pursuant to such Purchaser’s Pre-Funded Warrant (including, issuance of a replacement warrant certificate evidencing such restored right).

Section 5.15 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

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Section 5.16 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any Action for specific performance of any such obligation the defense that a remedy at law would be adequate.

Section 5.17 Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

Section 5.18 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Lead Investor or Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Lead Investor or Purchaser under any Transaction Document. The decision of each Purchaser to purchase Shares and/or Pre-Funded Warrants pursuant to the Transaction Documents have been made by such Purchaser independently of any other Purchaser. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Securities or enforcing its rights under the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any Proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in its review and negotiation of the Transaction Documents. For reasons of administrative convenience only, each Purchaser and its respective counsel have chosen to communicate with the Company through the Placement Agents. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any of the Purchasers. It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Company and either a Purchaser, solely, and not between the Company and the Purchasers collectively and not between and among the Purchasers.

Section 5.19 Liquidated Damages. The Company’s obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid, provided that such amounts are finally determined and not subject to dispute, notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.

Section 5.20 Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

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Section 5.21 Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and shares of Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

Section 5.22 WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

Section 5.23 Exculpation of the Placement Agents. Each party hereto agrees, for the express benefit of the Placement Agents, its Affiliates and representatives, that, in connection with the Transaction Documents and the transactions contemplated thereby:

(a)    Neither of the Placement Agents nor any of their respective Affiliates or any of their representatives (i) shall be liable for any improper payment made in accordance with the information provided by the Company; (ii) make any representation or warranty, or have any responsibilities as to the validity, accuracy, value or genuineness of any information, certificates or documentation delivered by or on behalf of the Company pursuant to this Agreement or the other Transaction Documents or in connection with any of the transactions contemplated by this Agreement or the other Transaction Documents, including any offering or marketing materials; or (iii) shall be liable (x) for any action taken, suffered or omitted by any of them in good faith and reasonably believed to be authorized or within the discretion or rights or powers conferred upon them by this Agreement or any other Transaction Document or (y) for anything which any of them may do or refrain from doing in connection with this Agreement or any other Transaction Document, except for such party’s own gross negligence, willful misconduct or bad faith.

(b)    The Placement Agents and their respective Affiliates and representatives shall be entitled to rely on, and shall be protected in acting upon, any certificate, instrument, opinion, notice, letter or any other document or security delivered to the Placement Agents, its Affiliates or its representatives, by or on behalf of the Company provided that such reliance is reasonable and in good faith.

(Signature Pages Follow)

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IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

FORWARD INDUSTRIES, INC.

By: _________________________________
Name:
Title:

Address for Notice:

Forward Industries, Inc.

700 Veterans Memorial Highway,

Suite 100

Hauppauge, New York 11788

Attention: Michael Pruitt; Kathleen Weisberg

Email: MP@avenelfinancial.com; KWeisberg@forwardindustries.com

With copies to (which shall not constitute notice):

Nason, Yeager, Gerson, Harris & Fumero, P.A.

3001 PGA Blvd.

Suite 305

Palm Beach Gardens, Florida 33410

Attention: Brian Bernstein

Email: BBernstein@nasonyeager.com

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGE FOR PURCHASERS FOLLOWS]

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[Purchaser SIGNATURE PAGES TO
SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

IF AN ENTITY:

Name of Purchaser: __________________________________

By:_______________________________________________

(Signature of Authorized Signatory of Purchaser)

Name of Authorized Signatory: _________________________

Title of Authorized Signatory: __________________________

Email Address of Authorized Signatory: ___________________

Address for Notice to Purchaser: ________________________

Address for Delivery of Securities to Purchaser

(if not same as address for notice): _______________________

IF AN INDIVIDUAL:

Name of Purchaser: ______________________

By:_______________________________________________

(Signature of Purchaser)

Email Address of Purchaser: ___________________________

Address for Notice to Purchaser: ________________________

Address for Delivery of Securities to Purchaser

(if not same as address for notice):

Subscription Amount: $ ______________________ (in USD)

$ ______________________ (in USDC)

$ ______________________(in USDT)

Shares:______________________

Pre-Funded Warrants:______________________ Beneficial Ownership Blocker ☐ 4.99% or ☐ 9.99%

EIN Number:______________________

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